LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Advisory, American Legacy Shareholder's Advantage®

Lincoln New York Account N for Variable Annuities
ChoicePlusSM Advisory, ChoicePlus AssuranceSM A Share

Supplement dated November 19, 2018 to the prospectus dated May 1, 2018

This supplement outlines several changes to the 4LATER® Select Advantage rider offered under your variable annuity contract. All other provisions of your variable annuity contract remain unchanged. This supplement is for informational purposes and requires no action on your part.

The following changes are discussed in this supplement and apply to new elections of 4LATER® Select Advantage beginning November 19, 2018:
•	a new 6% Enhancement feature will replace the currently offered 5% Enhancement;
•	a new Enhancement Period will begin immediately following an Automatic Annual Step-up; and
•	after the tenth Benefit Year anniversary, the rider charge rate could increase to the then current charge at the time a 6% Enhancement is applied.

The following discussions of the Enhancement Period, Enhancement Base and the 6% Enhancement are added to the 4LATER® Select Advantage section of the prospectus and apply to riders purchased on and after November 19, 2018.

Enhancement Period. The original Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 6% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payments made after the rider effective date will be added immediately to the Income Base and Enhancement Base, but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base and Enhancement Base for purposes of calculating the 6% Enhancement on the first Benefit Year anniversary.

Enhancement Base. The Enhancement Base is the value used to calculate the amount that may be added to the Income Base upon an Enhancement. The Enhancement Base is equal to the initial Purchase Payment, increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by a 6% Enhancement.

The Enhancement Base is not available to you as a lump sum withdrawal or as a Death Benefit.

Additional Purchase Payments automatically increase the Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Enhancement Base by $10,000.

Each withdrawal, including partial withdrawals to pay the fees associated with your Fee-Based Financial Plan, reduces the Enhancement Base by the same proportion as the amount withdrawn reduces the Contract Value. This means that the reduction in the Enhancement Base could be more than the dollar amount of the withdrawal.

6% Enhancement. You are eligible for a 6% Enhancement for at least 10 years from the effective date of the rider. On each Benefit Year anniversary, the Income Base will be increased by an enhancement if:

a)	the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b)	there are no withdrawals in the preceding Benefit Year, including partial withdrawals to pay the fees associated with your Fee-Based Financial Plan;
c)	the rider is within the Enhancement Period; and
d)	the Income Base after the enhancement amount is added would be greater than the Automatic Annual Step-up of the Income Base; and
e)	the Enhancement Base is greater than zero.

The enhancement equals the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by 6%. The Enhancement Base is not reduced by Purchase Payments received in the first 90 days after the rider effective date.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 6% Enhancements as long as you meet the conditions listed above.

A 6% Enhancement that occurs during the original Enhancement Period will not cause your rider charge rate to increase. After the tenth Benefit Year anniversary, the rider charge rate could increase to the then current charge at the time a 6% Enhancement is applied. If your charge rate is increased due to a 6% Enhancement, you will have the option to opt out of any enhancements after the tenth Benefit Year. In order to be eligible to receive further 6% Enhancements, the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86 and within an Enhancement Period.

Note: The 6% Enhancement is not available on any Benefit Year anniversary if an Automatic Annual Step-up to the Income Base occurs, or where there has been a withdrawal of Contract Value in the preceding Benefit Year. A 6% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined above) for the 6% Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 6% Enhancement on the Income Base and Enhancement Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000; Enhancement Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000; Enhancement Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $131,900 (= $115,000 x 1.06% = $121,900 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 6% Enhancement until the second Benefit Year anniversary.

As explained below, the 6% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides an increase equal to or greater than what the 6% Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Automatic Annual Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The 6% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.

If during the first ten Benefit Years your Income Base is increased by the 6% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary, if you are in a subsequent Enhancement Period, the annual rider charge rate may increase to the current charge rate in any year the Income Base increases as a result of the 6% Enhancement, but the charge will never exceed the guaranteed maximum annual charge rate. See Charges and Other Deductions in your prospectus for more details.

If your charge rate for this rider is increased due to a 6% Enhancement, you may opt out of the 6% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular 6% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 6% Enhancement. You may not opt out of the 6% Enhancement if the current charge rate for the rider increases due to additional Purchase Payments made during the preceding Benefit Year that exceed the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section of your prospectus for more details.

Please retain this supplement for future reference.